SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)          May 24, 2000
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                                THE TALBOTS, INC.
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                 1-12552                    41-1111318
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(State or Other Jurisdiction    (Commission               (I.R.S. Employer
  of Incorporation)              File Number)              Identification No.)




175 Beal Street, Hingham, Massachusetts                         02043
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(Address of Principal Executive Offices)                      (Zip Code)




Registrant's telephone number, including area code           (781) 749-7600
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

         Letter of Credit Facility.

         On May 12, 2000, the Hongkong and Shanghai Banking Corporation Limited ("HSBC") approved a renewal of its credit facility with The Talbots, Inc. (the "Company") in the amount of $50,000,000.

         Certificate of Amendment.

         The Company executed a Certificate of Amendment of the Certificate of Incorporation of the Company on May 25, 2000 (the "Certificate of Amendment"), increasing the number of authorized shares of Common Stock of the Company, par value $.01 per share, from 40 million shares to 100 million shares. The Certificate of Amendment was filed with the Secretary of State of Delaware on May 26, 2000.

         Restated Directors Stock Plan.

         On May 25, 2000, the shareholders of the Company approved the Company's Restated Directors Stock Plan.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

                  Exhibit 3.1       Certificate   of   Amendment   of  the
                                    Certificate of Incorporation of The Talbots,
                                    Inc., dated May 25, 2000 and filed with the Secretary of State of Delaware on May 26, 2000.

                  Exhibit 10.10     Letter  Agreement  dated   May 12, 2000,
                                    concerning   credit facilities  between HSBC
                                    and The Talbots, Inc.

                  Exhibit 10.34     Restated  Directors  Stock Plan.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE TALBOTS, INC.


                                          CAROL GORDON STONE
Dated:   June 12, 2000              By:  _______________________________
                                          Carol Gordon Stone
                                          Vice President, Corporate Controller



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                                  EXHIBIT INDEX


                  Exhibit 3.1       Certificate   of   Amendment   of  the
                                    Certificate of Incorporation of The Talbots,
                                    Inc., dated May 25, 2000 and filed with the Secretary of State of Delaware on May 26, 2000.

                  Exhibit 10.10     Letter  Agreement  dated   May 12, 2000,
                                    concerning   credit facilities  between HSBC
                                    and The Talbots, Inc.

                  Exhibit 10.34     Restated  Directors  Stock Plan.